UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2005


                    NT MEDIA CORPORATION OF CALIFORNIA, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                        0-31012                 94-3357128
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)


8899 Beverly Blvd., Suite 624, Los Angeles, California             90038
      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (323) 445-4833

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

      (b) Effective June 30, 2005, Christopher Briggs resigned from his positions as President, Chief Executive Officer, and Acting Chief Financial Officer of NT Media Corporation of California, Inc. (the "Company"). Mr. Briggs also resigned from his position as Chairman of the Board effective June 30, 2005, but will continue to serve as a director on the Company's Board of Directors.

      (c) On June 30, 2005, the Board of Directors announced the appointment of Ali Moussavi, age 34, as the Company's President, Chief Executive Officer, Acting Chief Financial Officer and Chairman of the Board, effective June 30, 2005. Mr. Moussavi joined the Board of Directors of the Company in April 17, 2001, and has been the Company's Secretary since May 10, 2002. He has been a Managing Partner at Astor Capital, a specialty investment banking boutique and asset management firm, since 1998. Astor Capital serves corporate clients, in particular emerging and high growth companies, as well as asset management clients, including institutions, mutual funds, banks, and select high net worth individuals and family trusts. As a Managing Partner, Mr. Moussavi is active in overseeing all aspects of the firm's business. Mr. Moussavi is the Vice President of Global Strategy at Universal Detection Technology, Inc. and is a member of the board of directors of Riddle Records, Inc. Mr. Moussavi holds a BA from New York University.

            The Company engaged Astor Capital on October 1, 2002, as its investment banker and advisory services consultant pursuant to a written agreement. Astor is a California corporation of which Mr. Moussavi is the Managing Partner and 50% owner. During June 2003, the agreement with Astor was amended and extended through June 2004. The revised agreement called for monthly payments of $25,000 to Astor in addition to payments of 10% of all debt and equity raised. This agreement was terminated effective January 14, 2005. For the years ended December 31, 2004 and 2003, the Company paid $139,423 and $109,222, respectively, to Astor for consulting fees, loan fees, and placement fees.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NT MEDIA CORPORATION OF
                                          CALIFORNIA, INC.


Date: July 1, 2005                        /s/ Ali Moussavi
                                          --------------------------------------
                                          Ali Moussavi, Chairman of the Board,
                                          President, Chief Executive Officer and
                                          Acting Chief Financial Officer


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